Assets and liabilities held for sale and discontinued operations	6 Months Ended
Jun. 30, 2019
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Assets and liabilities held for sale and discontinued operations
Assets and liabilities held for sale and discontinued operations

Assets held for sale
The assets held for sale can be detailed as follows:

(in thousands of USD)	June 30, 2019	December 31, 2018

Vessels	23,212	42,000
Of which in Tankers segment	23,212	42,000
Of which in FSO segment	—	—

On July 12, 2019, the Company sold the VLCC V.K. Eddie (2005 - 305,261 dwt), for USD 38.0 million. This vessel was accounted for as a non-current asset held for sale as at June 30, 2019, and had a carrying value of USD 23.2 million at that time. The vessel was delivered to its new owner on August 5, 2019. Taking into account USD 0.4 million of costs to sell (sales commissions), the gain on the sale of this vessel is expected to be USD 14.4 million. This gain will be recorded upon delivery of the vessel and will therefore be recorded in the third quarter of 2019.

Discontinued operations
As of June 30, 2019 and as of December 31, 2018 the Group had no operations that met the criteria of a discontinued operation.